UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

Aspen Aerogels, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 20, 2018

ASPEN AEROGELS, INC.

ASPEN AEROGELS, INC.
30 FORBES ROAD, BUILDING B
NORTHBOROUGH, MA 01532

Meeting Information

Meeting Type: Annual Meeting
For holders as of: April 23, 2018
Date: June 20, 2018 **Time:** 9:00 AM EDT
Location: Offices of Mintz, Levin, Cohn, Ferris,
Glovsky and Popeo, P.C.
1 Financial Center
Boston, MA 02111

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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- Before You Vote - How to Access the  Proxy Materials Proxy Materials Available to VIEW or RECEIVE: Annual  Report 2.  Proxy Statement How to View Online: Have the information that  is printed  in the  box marked by the arrow xxxx xxxx xxxx xxxx (located on the following page) and visit: www.proxyvote.com How  to Request and   Receive a PAPER  or E-MAIL  Copy: If you want to  receive a paper or e-mail copy of these  documents,  you must request  one. There is NO charge for requesting a copy. Please choose one of the following methods  to  make your  request: I) BY  INTERNET: www.proxyvote.com 2) BYTELEPHONE: 1-800-579-1639 3) BY E-MAIL : sendmaterial@proxyvote.com  If requesting materials by e-mail, please send a blank e-mail with the information that is printed  in the  box marked by the arrow xxxx xxxxxxxx xxxx (located on the following page) in the subject  line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded  to your investment advisor. Please make the request as instructed  above on or  before June 06, 2018 to facilitate timely delivery.  How To Vote -Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance  requirements including, but not limited to, the possession of an attendance  ticket  issued by the  entity  holding the  meeting. Please check the  meeting materials for  any special requirements for meeting attendance.  At the meeting, you will need to  request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com.  Have the information that is printed in the box marked  by the arrow  xxxx xxxx xxxx xxxx  available and follow the instructions .Vote  By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. 0000379355_2 R.1.0.1.17

Voting  items The Board of Directors recommends you vote FOR the following: 1.    Election of  Directors Nominees 01    Rebecca  A  Blalock 02   Robert  M .  Gervis The Board of Directors recommends you vote FOR the following proposal: 2. The ratification  of  the  appointment of KPMG LLP as Aspen Aerogels, Inc's independent registered  public accounting  firm  for  the  fiscal  year  ending  December  31 ,    2018 NOTE:   Such  other  business as  may  properly come  before  the  meeting  or  any adjournment  or  postponement  thereof. 0000379355_3 R.1.0.1.17

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